UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) : February 23, 2024

SAMSARA LUGGAGE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-54649	26-0299456
(State of incorporation)	(Commission File Number)	(IRS Employer No.)

135 East 57th Street, Suite 18-130

New York, New York

(Address of principal executive offices and Zip Code)

(877) 421-1574

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 – Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed, On February 23, 2024, Samsara Luggage, Inc., a Nevada corporation (the “Company”), entered into a Stock Purchase Agreement (the “SPA”) with Ilustrato Pictures International, Inc., a Nevada corporation (“ILUS”) which owns 71.1% of the Company. Simultaneous with the execution and delivery of the SPA, the Company acquired all the equity interests in seven companies owned by ILUS:

●	Firebug Mechanical Equipment LLC

●	Georgia Fire & Rescue Supply LLC

●	Bright Concept Detection and Protection System LLC

●	Bull Head Products Inc

●	E-Raptor

●	The Vehicle Converters

●	AL Shola Al Modea Safety and Security LLC, the only entity in which ILUS does not own 100% but only 51% of the membership interests.

The acquisition by the Company of these shares and membership interests, referred to by ILUS as the Emergency Response Technologies “ERT.

The consideration for the sale of the equity interests in the foregoing companies was paid by the Company by issuing to ILUS 350,000 restricted shares of Series B stock (the “Shares”) and further milestone payment/s should applicable performance targets referenced in Exhibit B be achieved. As a result, ILUS currently owns 89.1% of the Company’s voting rights.

Given the related party nature of the transaction, neither party provided representations and warranties customary of a sale of operating companies.

The foregoing description of the SPA is not complete and is qualified in its entirety by reference to the text of the SPA, which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of business Acquired

The Company filed the financial statements required by Item 9.01 (a) of Form 8-K in its annual report on Form 10-K for the year ended December 31, 2023, on April 1, 2024.

(b)	Pro Forma Financial Information

The Company filed the pro forma financial statements required by Item 9.01 (a) with this Form 8-K.

(d)	Exhibits

2.1	Stock Purchase Agreement dated February 23, 2024, by and between Ilustrato Pictures International, Inc. and Samsara Luggage, Inc. (1)
99.1	Notes to the audited Pro Forma Condensed Combined Financial Statements
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

(1)	previously filed.

The information set forth in Item 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Samsara Luggage, Inc.

/s/ John-Paul Backwell
John-Paul Backwell
Director & CEO
Date: May 3, 2024

3